Exhibit 10.08

April 18, 2005

Dr. Ryo Kubota, M.D., Ph.D.

[Address]

Dear Ryo:

This letter agreement (this “Agreement”) sets forth the terms and conditions of your employment with Acucela Inc., a Washington corporation, (the “Company”). This Agreement has an effective date of April 18, 2005 (the “Effective Date”).

In consideration of the mutual covenants and promises made in this Agreement, you and the Company agree as follows:

1. Position and Responsibilities.

(a) As of the Effective Date, you will continue to serve as a full-time employee as the Company’s Chairman, President and Chief Executive Officer (the “CEO”). As Chairman, President and CEO, your job duties and responsibilities will include those described under the Company’s Bylaws and such other services and duties as shall be assigned to you from time to time by the Board of Directors. You shall make all decisions related to the day-to-day management of the Company. You will also make yourself available by e-mail, phone or, as appropriate, for in-person meetings and attendance at negotiations and Company Board of Directors (“Board”) meetings. You shall report directly to the Board.

(b) While serving as Chairman, President and CEO, you will also be nominated to serve on the Board.

2. Term.

(a) Your employment with the Company is at-will and either you or the Company may terminate your employment at any time and for any reason or for no reason, with or without cause, in each case subject to the terms and provisions of this Agreement. Either you or the Company can terminate the employment relationship by providing the other party with at least ten days advance written notice and where such notice specifies the termination date.

(b) You service as a director is subject to the provisions of the Company’s Articles of Incorporation, bylaws and applicable law.

Dr. Ryo Kubota, M.D., Ph.D.

April 18, 2005

3. Salary and Stock Options.

(a) Base Salary. During your employment as Chairman, President and CEO, you will be paid an annual base salary of $225,000, adjusted annually to reflect increases in the U.S. Consumer Price Index for All Urban Consumers (the “Base Salary”), covering all time and service hours that you render, payable in the time and manner that the Company customarily pays its employees. During your employment as Chairman, President and CEO, your Base Salary shall at all times equal or exceed that of each other employee of the Company.

(b) Annual Bonus. During your employment as Chairman, President and CEO, you will be eligible to receive an annual bonus equal to 50% of your Base Salary upon achievement of objectives to be mutually agreed upon in advance by you and the Board (the “Target Bonus”). In addition, you will be eligible to receive an amount equal to two times the Target Bonus based upon extraordinary achievement as determined by the Board. All bonus amounts earned (if any) will be paid to you within 45 days following each fiscal year-end.

(c) Director Compensation. You shall not receive any compensation in connection with your service as a director.

(d) Equity.

(i) In connection with your employment as Chairman, President and CEO, you will be eligible to receive stock options to purchase shares of the Company’s common stock (“Options”) or may be granted restricted shares of the Company’s common stock (“Restricted Stock”). Options and Restricted Stock shall be granted pursuant to the Company’s stock option plan (the “Plan”) and shall be subject to all the terms and conditions of the Plan. As a condition of these Option or Restricted Stock grants, you shall also execute stock option or restricted stock agreements with the Company covering the terms and conditions of each grant. Any Option or Restricted Stock shall initially be entirely unvested. Options shall vest pro-rata on a monthly basis over the 36 months following the date of grant subject to your continued service and shall remain exercisable for a period of 24 months following your termination of service (except if such termination is for Cause). You shall be able to exercise Options only to the extent that such Options are vested. The Options shall have a per share exercise price equal to the fair market value of a Company common share on the date of the Option grant. Grants of Restricted Stock shall vest pro-rata quarterly over the 36 months following the date of grant, subject to your continued service, and are eligible for share withholding to provide for the payment of withholding taxes upon vesting dates. In the event that your employment as Chairman, President and CEO is terminated by the Company for a reason other than for “Cause” as defined below, any outstanding unvested Option or Restricted Stock grant shall receive an additional 18 months of vesting.

Dr. Ryo Kubota, M.D., Ph.D.

April 18, 2005

(ii) In addition, until the Company’s initial public offering of its common stock, you shall as often as necessary receive grants of Options or Restricted Stock so that your equity position in the Company is at least equal to 51% of the Company’s outstanding common stock on a fully-diluted, as-converted basis (“AD Grants”). AD Grants pursuant to this subsection (ii) shall have the same terms and conditions specified in subsection (i) above. In addition, the price for AD Grants may be made by full recourse promissory notes which shall accrue interest but shall not be due and payable until the earlier of (x) your Termination Date or (y) 36 months from the date of the grant (“AD Grant Notes”). Within 45 days following each fiscal year-end in which an AD Grant Note remains outstanding and in which you remained an employee as of the last day of such fiscal year, the Company shall pay you a cash bonus (an “AD Grant Bonus”) in an amount equal to one-third of the principal amount of each outstanding AD Grant Note, if any, plus accrued interest thereon plus an amount equal to the amount of additional tax incurred by you as a result of receiving such AD Grant Bonus, if any. The Company shall be permitted to retain from any AD Grant Bonus an amount equal to one-third of the principal amount of each outstanding AD Grant Note plus accrued interest thereon pending repayment of each AD Grant Note.

(iii) You shall be permitted to implement a Rule 10b5-1 trading plan provided such plan complies with all Company policies and such plan is pre-approved by the Company.

4. Employee Benefits and Expenses. During your employment with the Company, you will be entitled to participate in all Company employee benefit plans and programs at this time or thereafter made available to full-time employees such as yourself (the “Benefits”). The Company may amend, modify or terminate these Benefits at any time and for any reason. You shall accrue 4 weeks of vacation annually on a pro-rata basis subject to a maximum limit of 12 weeks total accrued vacation. You will also be reimbursed for reasonable and necessary business expenses upon the properly completed submission of requisite forms and receipts to the Company. Such reimbursements shall be in compliance with Company policy and any applicable laws and regulations.

5. Consequences of Termination of Employment. Unless the Company requests otherwise, upon termination of your employment for any reason, you shall be deemed to have immediately resigned from all positions as an officer or director with the Company (and its affiliates) as of your last day of employment (the “Termination Date”). Upon termination of your employment for any reason, you shall receive payment from the Company on your Termination Date covering all of the following: (i) all unpaid salary accrued through the Termination Date, (ii) any payments/benefits to which you are entitled under the express terms of any applicable Company employee benefit plan and (iii) any unreimbursed valid business expenses. You shall be entitled to no other compensation or consideration except as may be provided in this Agreement. If your employment is terminated for Cause, all of your outstanding Options and Restricted Stock shall be forfeited without consideration as of the Termination Date. The unvested portion of your Options or Restricted Stock shall be forfeited upon your Termination Date and the vested portion of your Options shall expire as provided under the Plan, this Agreement and/or your stock option agreement with the Company.

Dr. Ryo Kubota, M.D., Ph.D.

April 18, 2005

6. Termination without Cause (or for Good Reason). In the event that your employment is terminated by the Company without “Cause” or by you for “Good Reason,” each as defined below, you shall receive:

(a) An amount equal to three times your annual Base Salary paid in a single cash payment within 30 days of your Termination Date;

(b) An amount equal to three times your annual Target Bonus plus a pro-rated amount of your Target Bonus for the fiscal year in which termination occurs, all paid in a single cash payment within 30 days of your Termination Date;

(c) If you timely elect to continue your group health insurance coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) following the Termination Date, then the Company shall continue to pay its portion of the Company’s monthly insurance premiums until the earliest of (i) eighteen months after the Termination Date, (ii) the expiration of your continuation coverage under COBRA or (iii) the date when you commence receiving substantially equivalent health insurance coverage in connection with new employment; and

(d) An additional 18 months of vesting for any Options or Restricted Stock and full vesting of any unvested founder’s shares of common stock of the Company held by you (“Founder’s Stock”). Notwithstanding the foregoing, in the event that your employment is terminated by the Company without Cause or by you for Good Reason, in connection with or within 18 months following a Change of Control, all of the unvested portions of any Options or Restricted Stock then held by you shall immediately become vested and exercisable.

Notwithstanding anything to the contrary, the receipt of any of the payments and benefits provided by this Section 6 will be subject to you signing and not revoking a separation agreement and release of claims in a form acceptable to the Company, which includes a general release in favor of the Company and its affiliates together with their respective officers, directors, shareholders, employees, agents and successors and assigns from any and all claims you may have against them including but not limited to, arising from your employment and/or termination of employment. The aforementioned general release shall not include a waiver of claims against the shareholders, employees or agents of the Company that do not arise out of or relate to your employment with the Company. In the event you breach the provisions of this Agreement or the separation agreement, in addition to any other remedies of law or in equity, the Company may cease making any payments or benefits to which you otherwise may be entitled to under Section 6. No severance will be paid or benefits provided until the separation agreement and release agreement becomes effective.

Dr. Ryo Kubota, M.D., Ph.D.

April 18, 2005

For the purposes of this Agreement, “Cause” means any one or more of the following: (i) a material breach by you of the provisions of this Agreement (which shall include but not be limited to failure to perform duties as requested by the Board), or (ii) your conviction of (or plea of nolo contendere to) any felony criminal offense or (iii) your repeated failure to follow lawful and reasonable directions of the Board. The Board shall provide you with 30 days advance written notice detailing the basis for the termination of employment for Cause. During the 30-day period after you have received such notice, you shall have an opportunity to cure (i) or (iii), and for any of the above, to present your case to the full Board before any termination for Cause is finalized by a vote of a majority of the Board. You shall continue to receive the compensation and benefits provided by this Agreement during the 30-day period after you receive the written notice of the Company’s intention to terminate you employment for Cause.

For the purposes of this Agreement, “Good Reason” means that any one or more of the following have occurred without your consent and provided that the Company has received written notice from you describing the circumstances giving rise to your belief that a Good Reason event has occurred and further provided that the Company has failed to cure the circumstances within thirty (30) days of receiving such notice: (i) a material breach of the provisions of this Agreement by the Company or any successor thereto; (ii) a reduction of your duties, authority or responsibilities (it shall be deemed to be a reduction of your duties, authority or responsibilities if, as a result of Company action, you are no longer a member of the Board or are no longer the Company’s Chairman, President and CEO); (iii) a reduction in your Base Salary or Target Bonus; or (iv) the relocation of the Company’s principal place of business to a location that is outside a thirty-five (35) mile radius of the Company’s principal place of business as of the Effective Date.

7. Effect of Change of Control.

(a) In the event of a “Change of Control” as defined below, 50% of the unvested portion of your Options and all of the unvested portions of your Restricted Stock and Founder’s Stock held by you on the date of the Change of Control shall immediately become vested and exercisable.

(b) In the event you terminate your employment with the Company during the 30-day period immediately following the 6-month period after a Change of Control, such termination shall be deemed a termination for Good Reason under this Agreement and you shall be eligible for the payments and benefits provided in Section 6.

(c) For purposes of this Agreement, “Change of Control,” means any merger or consolidation of the Company into or with another corporation or other entity, or the sale, transfer or other disposition of all or substantially all of the assets or capital stock of the Company, or any reorganization, recapitalization or like transaction or series of related

Dr. Ryo Kubota, M.D., Ph.D.

April 18, 2005

transactions having substantially equivalent effect and purpose, at the conclusion of which such merger, consolidation, sale, transfer, disposition, reorganization, recapitalization or like transaction the holders of the capital stock of the Company entitled to vote for the election of directors or similar governing body immediately prior to such transaction or series of related transactions own less than a majority of the capital stock entitled to vote for the election of directors or similar governing body of the acquiring entity or entity surviving or resulting from such transaction or series of related transactions immediately thereafter; provided that a merger effected exclusively for the purpose of changing the domicile of the Company shall not be deemed to constitute a “Change of Control.”

8. Tax Effect of Payments.

(a) Excise Taxes. If it is determined that any payment or distribution of any type to or for your benefit made by the Company, by any of its affiliates, by any person who acquires ownership or effective control or ownership of a substantial portion of the Company’s assets (within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the “Code”)) or by any affiliate of such person, whether paid or payable or distributed or distributable pursuant to the terms of an employment agreement or otherwise (the “Total Payments”), would be subject to the excise tax imposed by section 4999 of the Code or any interest or penalties with respect to such excise tax (such excise tax, together with any such interest or penalties, are collectively referred to as the “Excise Tax”), then you shall be entitled to receive an additional payment (an “Excise Tax Restoration Payment”) in an amount that shall fund the payment by you of any Excise Tax on the Total Payments, as well as all income taxes imposed on the Excise Tax Restoration Payment, any Excise Tax imposed on the Excise Tax Restoration Payment, and any interest or penalties imposed with respect to taxes on the Excise Tax Restoration Payment or any Excise Tax. The Excise Tax Restoration Payment shall be calculated applying the then highest marginal tax rates. Purely for illustrative purposes only, applying the current highest aggregate marginal tax rate of 45%, if you were subject to an Excise Tax of $100,000 calculated before any Excise Tax Restoration Payment, then the aggregate Excise Tax Restoration Payment hereunder would be approximately $285,714. The Excise Tax Restoration Payment itself is subject to taxes at a marginal rate of 45% plus an Excise Tax at a rate of 20% which in the aggregate amounts to $185,714. Thus, after payment of the $185,714 of taxes, the remaining balance of $100,000 from the Excise Tax Restoration Payment would then be used by you to pay your original Excise Tax.

(b) Determination by Auditors. All mathematical determinations and all determinations of whether any of the Total Payments are “parachute payments” (within the meaning of section 280G of the Code) that are required to be made under this Section 8, shall be made by the independent auditors retained by the Company most recently prior to the Change of Control (the “Auditors”), who shall provide their determination, together with detailed supporting calculations regarding the amount of any relevant matters, both to the Company and to you within thirty (30) days of your termination date, if applicable, or such earlier time as is requested

Dr. Ryo Kubota, M.D., Ph.D.

April 18, 2005

by the Company or by you. The Auditors shall furnish you with a written statement that such Auditors have concluded that no Excise Tax is payable (including the reasons therefor) and that you have substantial authority not to report any Excise Tax on your federal income tax return. Any determination by the Auditors shall be binding upon the Company and you, absent manifest error. The Company shall pay the fees and costs of the Auditors incurred in connection with this Section 8.

9. Proprietary Information and Inventions Agreement. You will be required, as a condition of your employment with the Company, to execute a proprietary information and inventions agreement.

10. Indemnification Agreement. In connection with your employment as an officer of the Company and your service as a director of the Company, the Company and you will enter into the Company’s standard form of indemnification agreement.

11. Assignability; Binding Nature. Commencing on the Effective Date, this Agreement will be binding upon you and the Company and your respective successors, heirs, and assigns. This Agreement may not be assigned by you except that your rights to compensation and benefits hereunder, subject to the limitations of this Agreement, may be transferred by will or operation of law.

12. Governing Law; Arbitration. This Agreement will be deemed a contract made under, and for all purposes shall be construed in accordance with, the laws of Washington. Any controversy or claim relating to this Agreement any breach thereof, and any claims you may have against the Company or any officer, director or employee of the Company or arising from or relating to your employment with the Company, will be settled solely and finally by arbitration in Seattle, Washington in accordance with the rules of the American Arbitration Association (“AAA”) then in effect in the State of Washington, and judgment upon such award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof, provided that this Section 12 shall not be construed to eliminate or reduce any right the Company or you may otherwise have to obtain a temporary restraining order or a preliminary or permanent injunction to enforce any of the covenants contained in this Agreement before the matter can be heard in arbitration. The arbitrator may provide that the cost of the arbitration (including reasonable legal fees) incurred by you or the Company will be borne by the non-prevailing party.

13. Withholding. Anything to the contrary notwithstanding, all payments made by the Company hereunder to you or your estate or beneficiaries will be subject to satisfaction of all tax withholding pursuant to any applicable laws or regulations.

14. Entire Agreement. Except as otherwise specifically provided in this Agreement, this Agreement contains all the legally binding understandings and agreements between you and the Company pertaining to the subject matter of this Agreement and supersedes all such agreements, whether oral or in writing, previously entered into between the parties.

Dr. Ryo Kubota, M.D., Ph.D.

April 18, 2005

15. Covenants. As a condition of this Agreement, you agree that you will fully and timely comply with all of the covenants set forth in this Section 15 (which shall survive your termination of employment).

(a) Upon the Termination Date, you shall execute the Company’s Proprietary Information Agreement Termination Certification (or its successor agreement);

(b) Upon the Termination Date, you shall return to the Company all Company property including, but not limited to, computers, cell phones, pagers, keys, laboratory notebooks, business cards, intellectual property, etc. and you shall not retain any copies, facsimiles or summaries of any Company proprietary information;

(c) You will fully pay off any outstanding advances, loans or debts owed to the Company no later than their applicable due date or your Termination Date (if no other due date has been previously established);

(d) You will submit any outstanding expense reports to the Company prior to the Termination Date;

(e) You will not at any time during and subsequent to your period of employment with the Company make any disparaging statements (oral or written) about the Company, or any of its affiliated entities, officers, directors, employees, shareholders, representatives or agents, or any of the Company’s products or work-in-progress, in any manner that might be harmful to their businesses, business reputations or personal reputations;

(f) As of the Termination Date, you will no longer represent that you are an officer, director or employee of the Company and you will immediately discontinue using your Company mailing address, telephone, facsimile machines, voice mail and e-mail;

(g) Any and all intellectual property (including but not limited to inventions, trademarks, trade secrets, copyrights, software or literary creations) made, developed or created by you during your employment using Company time or Company equipment, supplies, facilities, resources, or trade secret information or which reasonably relate to the business of the Company or which reasonably relate to any business conducted by the Company (each, “Intellectual Property”), whether at the request or suggestion of the Company or otherwise, whether alone or in conjunction with others, and whether during regular working hours of work or otherwise, shall be promptly and fully disclosed by you to the Company and shall be the Company’s exclusive property as against you, and you shall promptly deliver to the Company all papers, drawings, models, data and other material relating to any Intellectual Property made,

Dr. Ryo Kubota, M.D., Ph.D.

April 18, 2005

developed or created by you as aforesaid. In addition, you covenant and agree to disclose to the Company any Intellectual Property developed or created by you during the term of this Agreement, whether or not such Intellectual Property relates to the business being conducted by the Company at the time of development or creation of such Intellectual Property;

(h) You hereby expressly acknowledge and agree that any copyrights developed or created by you during the term of this Agreement which reasonably relates to the business of the Company or which reasonably relates to the business conducted by the Company during your employment by the Company shall be considered “works made for hire” within the meaning of the Copyright Act of 1976, as amended (17 U.S.C. § 101). Each such copyright as well as all copies of such copyrights in whatever medium fixed or embodied, shall be owned exclusively by the Company as of the date of creation;

(i) You shall, upon the Company’s request and without any payment therefor, execute all documents necessary or advisable in the opinion of the Company’s counsel to register or protect the Company’s Intellectual Property or to vest in the Company full and exclusive title to such Intellectual Property, the expense of registering or protecting the Intellectual Property to be borne by the Company. In addition, you agree not to file any documents adverse to the Company’s ownership of such Intellectual Property; and

(j) This Agreement does not apply to Intellectual Property that qualifies fully as a nonassignable invention. You hereby covenant and agree to disclose promptly in writing to the Company all Intellectual Property made or conceived by you during the term of your employment and for one (1) year thereafter, whether or not you believe that such Intellectual Property is subject to this Agreement, to permit a determination by the Company as to whether such Intellectual Property should be the property of the Company. Any such information will be received in confidence by the Company.

16. Offset. Any payments or benefits made to you under this Agreement may be reduced, in the Company’s discretion, by any amounts you owe to the Company.

17. Notice. Any notice that the Company is required to or may desire to give you as an employee of the Company pursuant to this Agreement shall be given by personal delivery, recognized overnight courier service, email, telecopy or registered or certified mail, return receipt requested, addressed to you at your address of record with the Company, or at such other place as you may from time to time designate in writing. Any notice that you are required or may desire to give to the Company hereunder shall be given by personal delivery, recognized overnight courier service, email, telecopy or by registered or certified mail, return receipt requested, addressed to the Company at its principal office, or at such other office as the Company may from time to time designate in writing. The date of actual delivery of any notice under this Section 17 shall be deemed to be the date of delivery thereof.

Dr. Ryo Kubota, M.D., Ph.D.

April 18, 2005

18. Waiver; Severability. No provision of this Agreement may be amended or waived unless such amendment or waiver is agreed to by you and the Company in writing. No waiver by you or the Company of the breach of any condition or provision of this Agreement will be deemed a waiver of a similar or dissimilar provision or condition at the same or any prior or subsequent time. Failure or delay on the part of either party hereto to enforce any right, power, or privilege hereunder will not be deemed to constitute a waiver thereof. In the event any portion of this Agreement is determined to be invalid or unenforceable for any reason, the remaining portions shall be unaffected thereby and will remain in full force and effect to the fullest extent permitted by law.

19. Voluntary Agreement. You acknowledge that you have been advised to review this Agreement with your own legal counsel and other advisors of your choosing and that prior to entering into this Agreement, you have had the opportunity to review this Agreement with your attorney and other advisors and have not asked (or relied upon) the Company or its counsel to represent you or your counsel in this matter. You further represent that you have carefully read and understand the scope and effect of the provisions of this Agreement and that you are fully aware of the legal and binding effect of this Agreement. This Agreement is executed voluntarily by you and without any duress or undue influence on the part or behalf of the Company.

20. Legal Fees. The Company shall pay up to a maximum of $5,000 for legal fees and expenses incurred by you in connection with the preparation of this Agreement. The Company shall directly make payment to your legal counsel within 45 days after the Company’s receipt of applicable invoices.

Dr. Ryo Kubota, M.D., Ph.D.

April 18, 2005

Please acknowledge your acceptance and understanding of this Agreement by signing and returning it to the undersigned. A copy of this signed Agreement will be sent to you for your records.

Sincerely,

/s/ Ryo Kubota
Ryo Kubota, M.D., Ph.D.
President and Chief Executive Officer

ACKNOWLEDGED AND AGREED:

/s/ Ryo Kubota
Ryo Kubota, M.D., Ph.D.
Date: April 18, 2005

FIRST AMENDMENT

TO

EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) is dated October 1, 2006 by and between Acucela, Inc., a Washington corporation (the “Company”), and Dr. Ryo Kubota, M.D., Ph.D. (“Employee”).

RECITALS

WHEREAS, the Company and Employee entered into the Employment Agreement dated April 18, 2005 (the “Original Agreement”), which provides in Section 3(d)(ii) that until the Company’s initial public offering of its common stock, the Company shall as often as necessary grant options to purchase common stock or restricted shares of common stock so that Employee’s equity position in the Company is equal to at least 51% of the Company’s outstanding common stock on a fully-diluted, as-converted basis; and

WHEREAS, the parties desire to amendment the provisions of Section 3(d)(ii) as set forth below.

AGREEMENT

NOW THEREFORE, IT IS HEREBY AGREED:

1. AMENDMENT.

A. The first sentence of Section 3(d)(ii) of the Original Agreement shall be deleted in its entirety and replaced with the following:

“In addition, until the Company’s initial public offering of its common stock, you shall as often as necessary receive grants of Options or Restricted Stock so that your equity position in the Company is equal to at least 51% of the Company’s issued and outstanding common stock on an as-converted basis (“AD Grants”). Outstanding options and convertible securities shall not be included in the calculation of your equity position for purposes of the foregoing sentence; except that, if at any time outstanding options, including options under the Plan, are exercised or convertible securities are converted into capital stock of the Company prior to the consummation of a Change of Control or the initial public offering of the Company’s common stock, you shall receive grants of Options or Restricted Stock so that when the number of such Options or Restricted Stock are added to the shares of common stock then held by you, your equity position in the Company is equal to at least 51% of the Company’s outstanding common stock on an as-converted basis.”

B. The second sentence of Section 3(d)(ii) of the Original Agreement provides that the AD Grants shall be granted pursuant to the Company’s stock option plan and be subject to all the terms and conditions of such plan. Notwithstanding the foregoing, the parties agree that the Options granted and the Restricted Stock issued under Section 3(d)(ii) may be granted or issued outside of the Plan (as such term is defined in the Original Agreement), so long as the terms governing such Options or Restricted Shares are materially consistent with the terms and conditions of the Plan and the Employment Agreement.

2. NO OTHER CHANGES. Except as expressly amended by this Amendment, the Original Agreement shall remain unmodified and in full force and effect.

3. ENTIRE AGREEMENT. The Original Agreement, as modified by this Amendment, contains all the legally binding understandings and agreements between the Company and Employee pertaining to the subject matter hereof and supersedes all such agreements, whether oral or in writing, previously entered into between the parties.

4. GOVERNING LAW. This Amendment shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the laws of Washington and subject to the arbitration provision set forth in Section 12 of the Original Agreement.

5. AMENDMENT. No provision of this Amendment may be amended or waived unless such amendment or waiver is agreed to in writing by the Company and Employee. No waiver of the breach of any condition or provision of this Amendment will be deemed a waiver of a similar or dissimilar provision or condition at the same or any prior or subsequent time. Failure or delay on the part of either party hereto to enforce any right, power, or privilege hereunder will not be deemed to constitute a waiver thereof.

6. SEVERABILITY. In the event any portion of this Amendment is determined to be invalid or unenforceable for any reason, the remaining portions shall be unaffected thereby and will remain in full force and effect to the fullest extent permitted by law.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

COMPANY

ACUCELA, INC.

By:	/s/ Ryo Kubota
Ryo Kubota, M.D., Ph.D.
President and Chief Executive Officer

EMPLOYEE

/s/ Ryo Kubota
Ryo Kubota, M.D., Ph.D.

SIGNATURE PAGE TO FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

2

SECOND AMENDMENT

TO

EMPLOYMENT AGREEMENT

THIS SECOND AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) is dated March 28, 2007 by and between Acucela Inc., a Washington corporation (the “Company”), and Dr. Ryo Kubota, M.D., Ph.D. (“Employee”).

RECITALS

WHEREAS, the Company and Employee entered into the Employment Agreement dated April 18, 2005 (the “Original Agreement”) as amended by First Amendment to Employment Agreement dated October 1, 2006 (the “First Amendment”). The Original Agreement as amended by the First Amendment shall be referred to herein as the “Agreement”;

WHEREAS, the Agreement provides in Section 3(d)(ii) that until the Company’s initial public offering of its common stock, the Company shall as often as necessary grant options to purchase common stock or restricted shares of common stock so that Employee’s equity position in the Company is equal to at least 51% of the Company’s outstanding common stock on an as-converted basis, which equity position shall be calculated as provided in Section 3(d)(ii);

WHEREAS, the Agreement further provides in Section 3(d)(ii) that the purchase price for such restricted stock or for exercise of such options may be made by full recourse promissory notes which shall not be due and payable until the earlier of (x) Employee’s Termination Date, as defined in the Agreement, or (y) 36 months from the date of grant of such shares or options;

WHEREAS, the Company wishes, among other things, to require that any loans pursuant to Section 3(d)(ii) shall be repaid prior to its filing of an S-1 in connection with any initial public offering of the Company; and

WHEREAS, the parties desire to amend the provisions of Section 3(d)(ii) as set forth below.

AGREEMENT

NOW THEREFORE, IT IS HEREBY AGREED:

1. AMENDMENT. Section 3(d)(ii) of the Original Agreement, as modified by the First Amendment, shall be deleted in its entirety and replaced with the following:

“In addition, until the Company’s initial public offering of its common stock, you shall as often as necessary receive grants of Options or Restricted Stock so that your equity position in the Company is equal to at least 51% of the Company’s issued and outstanding common stock on an as-converted basis (“AD Grants”). Outstanding options and convertible securities shall not be included in the calculation of your equity position for purposes of the foregoing sentence; except that, if at any time outstanding options, including options under the Plan, are exercised or convertible securities are converted into capital stock of the Company prior to the consummation of a Change of Control or the initial public offering of the Company’s common stock, you shall receive grants of Options or Restricted Stock so that when the number of such Options or Restricted Stock are added to the shares of common stock then held by you, your equity position in the Company is equal to at least 51% of the Company’s outstanding common stock on an as-converted basis. AD Grants pursuant to this sub-section (ii) shall have the same terms and conditions specified in sub-section (i) above and the Options granted and the Restricted Stock issued under Section 3(d)(ii) may be granted or issued outside of the Plan (as such term is defined in the Original Agreement), so long as the terms governing such Options or Restricted Shares are materially consistent with the terms and conditions of the Plan and this Agreement. In addition, the purchase price for AD Grants may be made by full recourse promissory notes (“AD Grant Notes”) which shall accrue interest but shall not be due and payable until the earlier of (x) your Termination Date, (y) 36 months from the date of grant, or (z) the date on which the Company files an S-1 with the Securities and Exchange Commission in connection with the initial public offering of the Company’s common stock (the “Maturity Date”). As of the Maturity Date, the AD Grant Notes may be repaid in cash or by delivery of shares of the Company’s common stock valued at the then current fair market value, as determined in good faith by the Board of Directors of the Company. Within 45 days following each fiscal year-end in which an AD Grant Note remains outstanding and in which you remain an employee as of the last day of such fiscal year, the Company shall pay you a cash bonus in an amount equal to one-third of the principal amount of each outstanding AD Grant Note, plus accrued interest thereon plus an amount equal to the amount of additional tax incurred by you as a result of receiving such bonus, if any (the “AD Grant Bonus”); provided that if the Company files an S-1 with the Securities and Exchange Commission in connection with the initial public offering of the Company’s common stock, the Company shall pay to you an amount equal to the outstanding principal amount of each AD Grant Note (for which you did not previously receive an AD Grant Bonus), plus accrued interest thereon plus an amount equal to the amount of each additional tax incurred by you as a result of receiving such AD Grant Bonus. The Company shall be permitted to retain from any AD Grant Bonus up to an amount equal to the principal amount of each outstanding AD Grant Note plus accrued interest thereon pending repayment of each AD Grant Note.”

2. NO OTHER CHANGES. Except as expressly amended by this Amendment, the Agreement shall remain unmodified and in full force and effect.

3. ENTIRE AGREEMENT. The Original Agreement, as modified by the First Amendment and this Amendment, contains all the legally binding understandings and agreements between the Company and Employee pertaining to the subject matter hereof and supersedes all such agreements, whether oral or in writing, previously entered into between the parties.

4. GOVERNING LAW. This Amendment shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the laws of Washington and subject to the arbitration provision set forth in Section 12 of the Original Agreement.

5. AMENDMENT. No provision of this Amendment may be amended or waived unless such amendment or waiver is agreed to in writing by the Company and Employee. No waiver of the breach of any condition or provision of this Amendment will be deemed a waiver

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of a similar or dissimilar provision or condition at the same or any prior or subsequent time. Failure or delay on the part of either party hereto to enforce any right, power, or privilege hereunder will not be deemed to constitute a waiver thereof.

6. SEVERABILITY. In the event any portion of this Amendment is determined to be invalid or unenforceable for any reason, the remaining portions shall be unaffected thereby and will remain in full force and effect to the fullest extent permitted by law.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

COMPANY

ACUCELA INC.

By:	/s/ Ryo Kubota
Ryo Kubota, M.D., Ph.D.
President and Chief Executive Officer

EMPLOYEE

/s/ Ryo Kubota
Ryo Kubota, M.D., Ph.D.

SIGNATURE PAGE TO SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

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THIRD AMENDMENT

TO

EMPLOYMENT AGREEMENT

THIS THIRD AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) is entered on May 1, 2007 by and between Acucela Inc., a Washington corporation (the “Company”), and Dr. Ryo Kubota, M.D., Ph.D. (“Employee”).

RECITALS

WHEREAS, the Company and Employee entered into the Employment Agreement dated April 18, 2005 (the “Original Agreement”), as amended by the First Amendment to Employment Agreement dated October 1, 2006 (the “First Amendment”), and further amended by the Second Amendment to Employment Agreement dated March 28, 2007 (the “Second Amendment” and together with the Original Agreement and the First Amendment, the “Agreement”); capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Agreement.

WHEREAS, Section 3(d)(ii) of the Agreement provides that within 45 days following each fiscal year-end in which an AD Grant Note remains outstanding and in which Employee remains an employee as of the last day of such fiscal year, the Company shall pay Employee a cash bonus in an amount equal to one-third of the principal amount of each outstanding AD Grant Note, plus accrued interest thereon plus an amount equal to the amount of additional tax incurred by you as a result of receiving such bonus, if any;

WHEREAS, the parties desire to amend Section 3(d)(ii) of the Agreement to change the payment schedule of the AD Grant Bonus as set forth below.

AGREEMENT

NOW THEREFORE, IT IS HEREBY AGREED:

1. AMENDMENT. The sixth sentence in Section 3(d)(ii) of the Agreement (which is set forth in the Second Amendment) shall be deleted in its entirety and replaced with the following:

“On the eleventh month anniversary of an AD Grant made in May, 2007, and for purposes of any other AD Grant, on the one (1) year anniversary of an AD Grant, during the term of this Agreement and for so long as you remain an employee of the Company as of such date, the Company shall pay you a cash bonus in an amount equal to one-third (1/3) of the principal amount of the outstanding AD Grant Note, plus accrued interest thereon plus an amount equal to the amount of additional tax incurred by you as a result of receiving such bonus, if any (the “AD Grant Bonus”), and thereafter, the Company shall pay you a cash bonus on a monthly basis for the following twenty-four (24) months equal an amount equal to one-thirty-sixth (1/36) of the principal amount of the outstanding AD Grant Note plus accrued interest thereon plus an amount equal to the amount of additional tax incurred by you as a result of receiving such bonus, if any; provided that if the Company files an S-1 with the Securities and Exchange Commission (or the equivalent filing with the appropriate securities agency under the laws of Japan) in connection with the initial public offering of the Company’s common stock, the Company shall pay to you an amount equal to the outstanding principal amount of each AD Grant Note (for which you did not previously receive an AD Grant Bonus), plus accrued interest thereon plus an amount equal to the amount of each additional tax incurred by you as a result of receiving such AD Grant B onus. “

2. NO OTHER CHANGES. Except as expressly amended by this Amendment, the Agreement shall remain unmodified and in full force and effect.

3. ENTIRE AGREEMENT. The Original Agreement, as modified by the First Amendment, the Second Amendment and this Amendment, contains all the legally binding understandings and agreements between the Company and Employee pertaining to the subject matter hereof and supersedes all such agreements, whether oral or in writing, previously entered into between the parties.

4. GOVERNING LAW. This Amendment shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the laws of Washington and subject to the arbitration provision set forth in Section 12 of the Original Agreement.

5. AMENDMENT. No provision of this Amendment may be amended or waived unless such amendment or waiver is agreed to in writing by the Company and Employee. No waiver of the breach of any condition or provision of this Amendment will be deemed a waiver of a similar or dissimilar provision or condition at the same or any prior or subsequent time. Failure or delay on the part of either party hereto to enforce any right, power, or privilege hereunder will not be deemed to constitute a waiver thereof.

6. SEVERABILITY. In the event any portion of this Amendment is determined to be invalid or unenforceable for any reason, the remaining portions shall be unaffected thereby and will remain in full force and effect to the fullest extent permitted by law.

SIGNATURE PAGE TO FOLLOW

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

COMPANY

ACUCELA INC.

By:	/s/ Ryo Kubota
Ryo Kubota, M.D., Ph.D.
President and Chief Executive Officer

EMPLOYEE

/s/ Ryo Kubota
Ryo Kubota, M.D., Ph.D.

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FOURTH AMENDMENT TO EMPLOYMENT AGREEMENT

This Fourth Amendment to the Employment Agreement (this “Amendment”) is made and entered into as of December 30, 2008, by and between Dr. Ryo Kubota (“Executive”) and Acucela, Inc., a Washington corporation (the “Company”).

RECITALS

A. The Company and Executive are parties to that certain Employment Agreement between the Company and the Executive dated April 18, 2005, as amended by the First, Second and Third Amendments thereto (collectively, the “Agreement”). All capitalized terms set forth herein shall (unless otherwise defined herein) have the meanings given to them in the Agreement.

B. The Company and Executive wish to clarify the terms of the Agreement by means of this Amendment to the Agreement.

AMENDMENT

NOW THEREFORE, the parties hereby agree as follows:

1. FIRST AMENDMENT TO AGREEMENT. The sixth sentence in Section 3(d)(ii) of the Agreement (as set forth in the Third Amendment To Employment Agreement dated May 1, 2007) is hereby amended to modify the proviso at the end thereof to read in its entirety as follows:

“provided, that at such time the Company files an S-1 with the Securities and Exchange Commission (or the equivalent filing with the appropriate securities agency under the laws of Japan) in connection with the initial public offering of the Company’s common stock, no further bonus shall be payable pursuant to this sentence.”

2. SECOND AMENDMENT TO AGREEMENT. The last sentence of the paragraph following subsection (d) of Section 6 is hereby amended to read in its entirety as follows:

“No severance will be paid or benefits provided unless the separation agreement and release of claims have become effective.”

3. THIRD AMENDMENT TO AGREEMENT. The last paragraph of Section 6 is hereby amended to read in its entirety as follows:

For purposes of this Agreement, “Good Reason” means that any one or more of the following have occurred without your consent: (i) a material breach of the provisions of this Agreement by the

Company or any successor thereto; (ii) a reduction of your duties, authority or responsibilities (it shall be deemed to be a reduction of your duties, authority or responsibilities if, as a result of Company action, you are no longer a member of the board or are no longer the Company’s Chairman, President and CEO); (iii) a material reduction in your Base Salary or Target Bonus; or (iv) the relocation of the Company’s principal place of business to a location that is outside a thirty-five (35) mile radius of the Company’s principal place of business as of the Effective Date. Notwithstanding anything else contained herein, you must provide notice to the Company within ninety (90) days of the occurrence of a condition listed above and allow the Company thirty (30) day in which to cure such condition. Additionally, in the event the Company fails to cure the condition within the cure period provided, you must terminate employment with the Company within six months of the end of the cure period.

4. FOURTH AMENDMENT TO AGREEMENT. The following paragraph shall be added at the end of Section 6 following the paragraph amended by the Third Amendment to Agreement:

Section 409A. For purposes of this Agreement, a termination of employment will be determined consistent with the rules relating to a “separation from service” as defined in Section 409A of the Code and the regulations thereunder (“Section 409A”). Notwithstanding anything else provided herein, to the extent any payments provided under this Agreement in connection with your termination of employment constitute deferred compensation subject to Section 409A, and you are deemed at the time of such termination of employment to be a “specified employee” under Section 409A, then such payment shall not be made or commence until the earlier of (i) the expiration of the 6-month period measured from your separation from service from the Company or (ii) the date of your death following such a separation from service; provided, however, that such deferral shall only be effected to the extent required to avoid adverse tax treatment to you including, without limitation, the additional tax for which you would otherwise be liable under Section 409A(a)(1)(B) in the absence of such a deferral. The first payment thereof will include a catch-up payment covering the amount that would have otherwise been paid during the period between your termination of employment and the first payment date but for the application of this provision, and the balance of the installments (if any) will be payable in accordance with their original schedule. To the extent that any provision of this Agreement is ambiguous as to its compliance with Section 409A, the provision will be read in such a manner so that all payments hereunder comply with Section 409A.

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To the extent any payment under this Agreement may be classified as a “short-term deferral” within the meaning of Section 409A, such payment shall be deemed a short-term deferral, even if it may also qualify for an exemption from Section 409A under another provision of Section 409A. Payments pursuant to this section are intended to constitute separate payments for purposes of Section 1.409A-2(b)(2) of the Treasury Regulations.

5. FIFTH AMENDMENT TO AGREEMENT. Section 8(a) shall be amended by adding the following sentence at the end thereof:

“Any Excise Tax Restoration Payment shall be made as soon as reasonably practicable and shall in no event be made later than the end of the calendar year next following the calendar year in which Executive remits the related taxes.”

6. NO OTHER AMENDMENTS. Except as expressly set forth above, all of the terms and conditions of the Agreement remain in full force and effect.

7. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same instrument.

COMPANY:		EXECUTIVE:

/s/ Ryo Kubota		/s/ Ryo Kubota
By:	Ryo Kubota	(Ryo Kubota, M.D., Ph.D.)
Its:	CEO

December 30, 2008		December 30, 2008

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FIFTH AMENDMENT

TO

EMPLOYMENT AGREEMENT

THIS FIFTH AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) is entered into on August 27, 2009 by and between Acucela Inc., a Washington corporation (the “Company”), and Ryo Kubota, M.D., Ph.D. (“Employee”).

RECITALS

WHEREAS, the Company and Employee entered into the Employment Agreement dated April 18, 2005 (the “Original Agreement”), as amended by the First, Second, Third, and Fourth Amendments thereto (collectively, the “Agreement”). All capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Agreement.

WHEREAS, Section 3(d)(ii) of the Agreement provides that until the Company’s initial public offering of its common stock, the Company shall as often as necessary grant to Employee options to purchase common stock or restricted shares of common stock so that Employee’s equity position in the Company is equal to at least 51% of the Company’s outstanding common stock on an as-converted basis, which equity position shall be calculated as provided in Section (3)(d)(ii).

WHEREAS, the Agreement further provides that on the eleventh month anniversary of an AD Grant made in May 2007, and, for purposes of any other AD Grant, on the one (1) year anniversary of an AD Grant, during the term of the Agreement and for so long as Employee remains an employee of the Company as of such date, the Company shall pay Employee a cash bonus in an amount equal to one-third (1/3) of the principal amount of an outstanding AD Grant Note, plus accrued interest thereon plus an amount equal to the amount of additional tax incurred by Employee as a result of receiving such bonus, if any, and, thereafter, the Company shall pay Employee a cash bonus on a monthly basis for the following twenty-four (24) months in an amount equal to one-thirty-sixth (1/36) of the principal amount of the outstanding AD Grant Note plus accrued interest thereon plus an amount equal to the amount of additional tax incurred by Employee as a result of receiving such bonus.

WHEREAS, the parties desire to amend Section 3(d)(ii) of the Agreement as set forth below.

AGREEMENT

NOW THEREFORE, IT IS HEREBY AGREED:

1. AMENDMENTS.

(a) The first and second sentences in Section 3(d)(ii) of the Agreement (which is set forth in the Second Amendment to Employment Agreement between the Company and Employee dated March 28, 2007) shall be deleted in their entirety and replaced with the following:

“In addition, until the Company’s initial public offering of its common stock, you shall as often as necessary receive grants of Options or Restricted Stock so that your equity position in the Company is equal to at least 51% of the Company’s issued and outstanding voting common stock on an as-converted basis (“AD Grants”). Outstanding options and convertible securities shall not be included in the calculation of your equity position for purposes of the foregoing sentence; except that, if at any time outstanding options, including options under the Plan, are exercised or convertible securities are converted into capital stock of the Company prior to the consummation of a Change of Control or the initial public offering of the Company’s common stock, you shall receive grants of Options or Restricted Stock so that when the number of such Options or Restricted Stock are added to the shares of common stack then held by you, your equity position in the Company is equal to at least 51% of the Company’s outstanding voting common stock on an as-converted basis.”

(b) The sixth sentence in Section 3(d)(ii) of the Agreement (which is set forth in the Third Amendment to Employment Agreement between the Company and Employee dated May 1, 2007 and the Fourth Amendment to Employment Agreement between the Company and Employee dated December 30, 2008) shall be deleted in its entirety and replaced with the following:

“The Company shall (a) on the eleventh month anniversary of an AD Grant made in May 2007, and for so long as you remain an employee of the Company as of such date, pay you a cash bonus in an amount equal to one-third (1/3) of the principal amount of such outstanding AD Grant Note, plus accrued interest thereon plus an amount equal to the amount of additional tax incurred by you as a result of receiving such bonus, if any (the “2007 AD Grant Bonus”), and thereafter, the Company shall pay you a cash bonus on a monthly basis for the following twenty-four (24) months in an amount equal to one-thirty-sixth (1/36) of the principal amount of the outstanding AD Grant Note plus accrued interest thereon plus an amount equal to the amount of additional tax incurred by you as a result of receiving such bonus, if any, and (b) on or before the one (1) year anniversary of any other AD Grant Note issued during the term of this Agreement and for so long as you remain an employee of the Company as of such date, pay you a cash bonus in an amount equal to the principal amount of such outstanding AD Grant Note, plus accrued interest thereon plus an amount equal to the amount of additional tax incurred by you as a result of receiving such bonus, if any (the “Subsequent AD Grant Bonus;” the Subsequent AD Grant Bonus and the 2007 AD Grant Bonus are each referred to herein as an “AD Grant Bonus”); provided, that at such time the Company files a Form S-1 with the Securities and Exchange Commission (or the equivalent filing with the appropriate securities agency under the laws of Japan) in connection with the initial public offering of the Company’s common stock, no further bonus shall be payable pursuant to this sentence.”

2. NO OTHER CHANGES. Except as expressly amended by this Amendment, the Agreement shall remain unmodified and in full force and effect.

3. ENTIRE AGREEMENT. The Original Agreement, as modified by the First, Second, Third, Fourth and this Amendment, contains all the legally binding understandings and agreements between the Company and Employee pertaining to the subject matter hereof and supersedes all such agreements, whether oral or in writing, previously entered into between the parties.

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4. GOVERNING LAW. This Amendment shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the laws of Washington and subject to the arbitration provision set forth in Section 12 of the Original Agreement.

5. AMENDMENT. No provision of this Amendment may be amended or waived unless such amendment or waiver is agreed to in writing by the Company and Employee. No waiver of the breach of any condition or provision of this Amendment will be deemed a waiver of a similar or dissimilar provision or condition at the same or any prior or subsequent time. Failure or delay on the part of either party hereto to enforce any right, power, or privilege hereunder will not be deemed to constitute a waiver thereof.

6. SEVERABILITY. In the event any portion of this Amendment is determined to be invalid or unenforceable for any reason, the remaining portions shall be unaffected thereby and will remain in full force and effect to the fullest extent permitted by law.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

COMPANY

ACUCELA INC.

By:	/s/ Ryo Kubota
Ryo Kubota, M.D., Ph.D.
President and Chief Executive Officer

EMPLOYEE

/s/ Ryo Kubota
Ryo Kubota, M.D., Ph.D.

SIGNATURE PAGE TO FIFTH AMENDMENT TO EMPLOYMENT AGREEMENT

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SIXTH AMENDMENT

TO

EMPLOYMENT AGREEMENT

THIS SIXTH AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) is entered into on December 4, 2013 by and between Acucela Inc., a Washington corporation (the “Company”), and Ryo Kubota, M.D., Ph.D. (“Employee”).

RECITALS

WHEREAS, the Company and Employee entered into the Employment Agreement dated April 18, 2005 (the “Original Agreement”), as amended by the First, Second, Third, Fourth and Fifth Amendments thereto (collectively, the “Agreement”). All capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Agreement.

WHEREAS, Section 3(d)(ii) of the Agreement provides that until the Company’s initial public offering of its common stock, the Company shall as often as necessary grant to Employee options to purchase common stock or restricted shares of common stock so that Employee’s equity position in the Company is equal to at least 51% of the Company’s outstanding common stock on an as-converted basis, which equity position shall be calculated as provided in Section (3)(d)(ii).

WHEREAS, the parties desire to amend Section 3(d)(ii) of the Agreement as set forth below.

AGREEMENT

NOW THEREFORE, IT IS HEREBY AGREED:

1. AMENDMENT. The following sentence shall be added to the end of Section 3(d)(ii) of the Agreement:

“Notwithstanding the foregoing, effective upon the filing of a registration statement related to the initial public offering of common stock of the Company with the Securities and Exchange Commission, this Section 3(d)(ii) shall not apply until the earlier of (x) the date on which the Securities and Exchange Commission consents to the withdrawal of said registration statement pursuant to the Company’s application therefor, or (y) May 31, 2014, if the shares of the Company’s common stock are not approved for quotation on the Tokyo Stock Exchange, Inc. by such date.”

2. NO OTHER CHANGES. Except as expressly amended by this Amendment, the Agreement shall remain unmodified and in full force and effect.

3. ENTIRE AGREEMENT. The Original Agreement, as modified by the First, Second, Third, Fourth, Fifth and this Amendment, contains all the legally binding understandings and agreements between the Company and Employee pertaining to the subject matter hereof and supersedes all such agreements, whether oral or in writing, previously entered into between the parties.

4. GOVERNING LAW. This Amendment shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the laws of Washington and subject to the arbitration provision set forth in Section 12 of the Original Agreement.

5. AMENDMENT. No provision of this Amendment may be amended or waived unless such amendment or waiver is agreed to in writing by the Company and Employee. No waiver of the breach of any condition or provision of this Amendment will be deemed a waiver of a similar or dissimilar provision or condition at the same or any prior or subsequent time. Failure or delay on the part of either party hereto to enforce any right, power, or privilege hereunder will not be deemed to constitute a waiver thereof.

6. SEVERABILITY. In the event any portion of this Amendment is determined to be invalid or unenforceable for any reason, the remaining portions shall be unaffected thereby and will remain in full force and effect to the fullest extent permitted by law.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

COMPANY ACUCELA INC.

By:	/s/ Ryo Kubota
Ryo Kubota, M.D., Ph.D. President and Chief Executive Officer

EMPLOYEE

/s/ Ryo Kubota
Ryo Kubota, M.D., Ph.D.

SIGNATURE PAGE TO SIXTH AMENDMENT TO EMPLOYMENT AGREEMENT